UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 10, 2018

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2018, U.S. Silica Holdings, Inc. (the “Company”) held its annual meeting of shareholders. The final voting results for the proposals presented at the meeting are set forth below.

1.	Election of directors nominated by the Company to serve for a term to expire in 2019 and until their successors are duly elected and qualified:

Name	Votes For	Votes Against	Broker Non-Votes
Peter Bernard	52,060,514	939,811	12,276,489
Diane K. Duren	52,814,534	245,317	12,276,489
William J. Kacal	52,548,129	453,411	12,276,489
Charles Shaver	52,422,350	579,844	12,276,489
Bryan A. Shinn	52,889,288	178,974	12,276,489
J. Michael Stice	52,782,348	271,781	12,276,489

Each of the director nominees was elected.

2.	Ratification of Grant Thornton LLP as independent registered public accounting firm for 2018:

Votes For	Votes Against	Abstentions
64,758,609	523,597	152,511

Grant Thornton LLP was ratified as the Company’s independent registered public accounting firm for 2018.

3.	Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2018 annual meeting of shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,813,345	1,210,320	134,563	12,276,489

The compensation of the Company’s named executive officers was approved.

Item 8.01 Other Events.

On May 10, 2018, the board of directors (the “Board”) of the Company approved and authorized the repurchase of the Company’s common stock up to an aggregate of $200.0 million. The Company is authorized to repurchase from time to time shares of its outstanding common stock on the open market or in privately negotiated transactions. The timing and amount of stock repurchases will depend on a variety of factors, including the market conditions as well as corporate and regulatory considerations. The share repurchase program may be suspended, modified or discontinued at any time and the Company has no obligation to repurchase any amount of its common stock under the program. The company intends to make all repurchases in compliance with applicable regulatory guidelines and to administer the plan in accordance with applicable laws, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	U.S. Silica Holdings, Inc. press release dated May 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2018

U.S. SILICA HOLDINGS, INC.

/s/ Donald A. Merril
Donald A. Merril
Executive Vice President, Chief Financial Officer and Corporate Secretary